Preliminary 2008 Fourth Quarter and Calendar Year Results February 26, 2009 Exhibit 99.2

Forward Looking Statements
In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “estimate,” “goal,” “target,” “believe,”
“improve,” “intend,” “potential,” “continue,” “designed,” “opportunity,” “risk,”
“may,” “would,” “could,” “should,” “project,” “projected,” “positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. The most recent reports on SEC Forms 10-K,
10-Q and 8-K filed by us or GMAC provide information about these and other factors, which may be revised or supplemented in future reports to the SEC on those forms.
Unless specifically required by law, we assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances.

Fourth Quarter & Calendar Year Highlights
Fourth Quarter
• GAAP net loss of $(9.6)B, $(15.71) EPS including special items of $(3.7)B
• Adjusted net loss of $(5.9)B, $(9.65) EPS, excluding special items
• Adjusted automotive earnings before tax (EBT) of $(4.0)B, down $3.2B vs. Q4 2007
(excluding discontinued operations) on weakening conditions across all regions
• Adjusted GMAC results recognized by GM of $(1.9)B
• Adjusted automotive operating cash flow (OCF) of $(5.2)B
Calendar Year
• GAAP net loss of $(30.9)B, $(53.32) EPS due largely to volume deterioration and unfavorable mix
• Adjusted net loss of $(16.8)B, or $(29.00) EPS
• Adjusted automotive EBT of $(10.4)B, down $10.9B compared to 2007 CY, primarily on significant losses in GMNA
• Global market share of 12.4%, down 0.9 p.p. vs. CY 2007
– Share outside North America of 9.5%, flat vs. CY 2007
• Adjusted automotive OCF of $(19.2)B
• Year-end gross automotive liquidity of $14.0B

Fourth Quarter Adjusted Results

($ Millions) 4Q07 4Q08
4Q08
Inc/(Dec)
vs 4Q07
GMNA (1,060) $    (2,101) $    (1,041) $
GME (215) (956) (741)
GMLAAM 424 (154) (578)
GMAP 72 (879) (951)
Auto Eliminations (24)            103 127
     Total Auto Earnings Before Tax (803) (3,987) (3,184)
GMAC (394) (1,939) (1,545)
Corp. Other (383) (288) 95
     Total Earnings Before Tax/(Loss) (1,580) (6,214) (4,634)
Taxes 1,626 319           (1,307)
     Total GM Net Income/(Loss) 46 (5,895) (5,941)
     Total EPS (Basic & Diluted) 0.08 $       (9.65) $      (9.73) $
Worldwide Production (000) 2,380 1,648 (732)
Global Market Share 13.1% 12.0% (1.1) p.p.

Calendar Year Adjusted Results

($ Millions) 2007 2008
2008
Inc/(Dec)
vs 2007
GMNA (1,535) $   (9,442) $   (7,907) $
GME 55 (1,633) (1,688)
GMLAAM 1,348 1,322 (26)
GMAP 744 (664) (1,408)
Auto Eliminations (59) 34 93
Total Auto Earnings Before Tax 553 (10,383) (10,936)
GMAC Earnings Before Tax (1,147) (4,657) (3,510)
Corp. Other Earnings Before tax (776) (1,430) (654)
Total Earnings Before Tax/(Loss) (1,370) (16,470) (15,100)
Taxes 1,091 (316) (1,407)
Total Net Income/(Loss) from Cont. Ops. (279) (16,786) (16,507)
Discontinued Ops. - Allison Transmission 256 - (256)
Total GM Net Income/(Loss) (23) (16,786) (16,763)
EPS from Cont. Ops (0.49) $     (29.00) $   (28.51) $
EPS from Disc. Ops 0.45 - (0.45) $
Total EPS (Basic & Diluted) (0.04) $     (29.00) $   (28.96) $
Worldwide Production (000's) 9,286 8,144 (1,142)
Global Market Share 13.3% 12.4% (0.9) p.p.

Fourth Quarter Adjustments to Income
Exclusion of special items useful for:
• Management to measure operations
• Comparisons between reporting periods
• Investors to measure and assess company’s core performance
(497) Saab Related
(229) HUMMER Related
(367) Other

$ Millions EPS
Adjusted Net Income / (Loss) (5,895)     (9.65) $
Fourth Quarter Adjustments
Impairments (1,093)
Deferred Tax Asset Valuation Allowance, net (1,007)
Restructuring (900)
Delphi Related (660)
Goodwill Impairments, net (574)
GMAC Related 533
Total Adjustments (3,701)
GAAP Net Income / (Loss) (9,596) (15.71) $

Calendar Year Adjustments to Income
Exclusion of special items useful for:
• Management to measure operations
• Comparisons between reporting periods
• Investors to measure and assess company’s core performance

$ Millions EPS
Adjusted Net Income / (Loss) (16,786) (29.00) $
Calendar Year Adjustments
UAW VEBA Curtailment Gain 4,901
Restructuring & 2008 SAP (6,463)
Delphi Related (4,797)
GMAC Related (2,504)
Salaried Post-65 Healthcare Settlement (1,704)
Deferred Tax Asset Valuation Allowance, net (1,401)
Impairments (1,093)
Goodwill Impairment, net (574)
All Other (439)
Total Adjustments (14,074)
GAAP Net Income / (Loss) (30,860) (53.32) $

Accounting for Derivatives
• Effective January 1, 2008, updated derivative liability valuation methodology in accordance with SFAS 157 to consider own nonperformance risk
• In Q4, significant deterioration in credit markets and own financial condition caused CDS spreads to widen, driving net gain of $1.4B
• Nonperformance risk effect on fair value measurements reduced effectiveness of derivatives used as hedge instruments (SFAS 133)
• As a result, as of October 1, 2008, we discontinued application of hedge accounting treatment on a prospective basis
– Amounts recorded in Accumulated OCI at September 30, 2008 will continue to be reclassified to earnings in the same period that originally hedged transactions affect earnings
– Net effect of this change on Q4 earnings was $0.4B gain
SFAS 157 Adjustments in Q4 2008
($
Millions)
GMNA GME GMAP LAAM Corp Total
950 149 87 13 226 1,425

GMNA 4Q08 Adjusted Results
2007 excludes results from Allison Transmission, recorded as Discontinued Operations

($ Millions) 4Q07 4Q08
4Q08
Inc/(Dec)
vs 4Q07
Revenue $28,121 $19,280 ($8,841)
Earnings Before Tax/(Loss) (1,060) (2,101) (1,041)
Earnings Before Tax Margin (3.8)% (10.9)% (7.1) p.p.
North America:
- Production Volume (000) 1,042 815 (227)
- GM Total Deliveries (000) 1,054 675 (379)
- Market Share 22.7% 21.0% (1.7) p.p.
United States:
- Industry SAAR (Mil.) 16.5 10.6 (5.9)
- Market Share 23.2% 21.6% (1.6) p.p.
- Retail/Fleet Mix - % Fleet 23.9% 32.2% 8.3 p.p.
- Dealer Inventory (000) 908 872 36

GMNA Adjusted EBT – 4Q08 vs. 4Q07
2007 excludes results from Allison Transmission, recorded as Discontinued Operations
Key Drivers
2007 Earnings Before Tax $  (1.1)
Volume (1.5)
Mix (0.7)
Price (1.1)
Net Material 0.1
Pension / OPEB / Manufacturing 0.1
Hedging / Exchange / Other 2.1
2008 Earnings Before Tax $  (2.1)
$ Billions – Continuing Operations Only
Q4

(2.2)   Industry decline
1.0    YoY Inventory Change
(0.3)  Segment mix/Other
1.0    SFAS 157
1.0    Exchange related
(0.5)  Commodity hedging
0.6   Other
0.3   Manufacturing/attrition
(0.2)  Pension/OPEB
(0.7)  Product line mix
(0.1)  Commodities
0.2   Material performance
(0.9)  Lease reserve adj.
(0.2)  Pricing/incentives

GMNA Adjusted EBT – CY2008 vs. CY2007
2007 excludes results from Allison Transmission, recorded as Discontinued Operations
Key Drivers
2007 Earnings Before Tax $  (1.5)
Volume (5.4)
Mix (3.5)
Price (3.0)
Net Material 0.0
Pension / OPEB / Manufacturing 1.7
Hedging / Exchange / Other 2.3
2008 Earnings Before Tax $  (9.4)
$ Billions – Continuing Operations Only
CY

(4.8)   Industry decline
1.0    YoY Inventory Change
(1.6)   Segment mix / Other
1.1   SFAS 157
1.6   Exchange related
(0.8)  Commodity hedging
0.4   Other
1.3   Manufacturing/attrition
0.4   Pension/OPEB
(2.8)  Product line mix
(0.5)  Model/option mix
(0.2)  Fleet mix/other
(0.5)  Commodities
0.9  Material performance
(0.4)  Cost of majors
(1.8)  Lease reserve adj.
(1.2)  Pricing/incentives

GME 4Q08 Adjusted Results
($ Millions) 4Q07 4Q08
4Q08
Inc/(Dec)
vs 4Q07
Revenue $10,710 $6,418 ($4,292)
Earnings Before Tax/(Loss) (215) (956) (741)
Earnings Before Tax Margin (2.0)% (14.9)% (12.9) p.p.
Total Europe:
- Production Volume (000) 457 214 (243)
- Industry SAAR (Mil.) 24.2 19.5 (4.7)
- GM Total Deliveries (000) 529 420 (109)
- Market Share 9.2% 9.1% (0.1) p.p.
Germany:
- Industry SAAR (Mil.) 3.5 3.2 (0.3)
- Market Share 9.4% 7.9% (1.5) p.p.
UK:
-
Industry SAAR (Mil.) 2.8 2.0 (0.8)
- Market Share 15.4% 16.6% 1.2 p.p.
- Memo: EUR/GBP exchange 0.71         0.84
Russia:
-
Industry SAAR (Mil.) 3.1 2.7 (0.4)
- Market Share 10.2% 11.6% 1.4 p.p.

GME Adjusted EBT – 4Q08 vs. 4Q07
Key Drivers
2007 Earnings Before Tax $  (0.2)
Volume/Mix (1.0)
Price (0.2)
Cost Factors 0.4
Hedging / Exchange / Other 0.0
2008 Earnings Before Tax $  (1.0)
$ Billions – Continuing Operations Only
Q4
0.4   Commodity/FX hedging
(0.2)  Exchange related
(0.2)  Other
0.4   Structural Cost
(0.7)   Industry decline
(0.2)   Model/option mix
(0.1)   Share performance

GME Adjusted EBT – CY2008 vs. CY2007
Key Drivers
2007 Earnings Before Tax $  0.1
Volume/Mix (1.4)
Price (0.4)
Cost Factors 0.4
Hedging / Exchange / Other (0.3)
2008 Earnings Before Tax $  (1.6)
$ Billions – Continuing Operations Only
CY
(1.1)  Exchange related
0.7   Commodity/FX hedging
0.1   Other
(0.7)   Industry decline
(0.4)   Share performance
(0.3)   Model/option mix
0.4   Structural Cost

GMLAAM 4Q08 Adjusted Results
($ Millions) 4Q07 4Q08
4Q08
Inc/(Dec)
vs 4Q07
Revenue $6,040 $4,707 $(1,333)
Earnings Before Tax/(Loss) 424 (154) (578)
Earnings Before Tax Margin 7.0% (3.3)% (10.3) p.p.
Total LAAM:
- Production Volume (000) 253 166 (87)
- Industry SAAR (Mil.) 7.4 6.2 (1.2)
- GM Total Deliveries (000) 341 266 (75)
- Market Share 17.3% 16.2% (1.1) p.p.
Brazil:
- Industry SAAR (Mil.) 2.7 2.3 (0.4)
- Market Share 19.9% 16.9% (3.0) p.p.
Argentina:
-
Industry SAAR (Mil.) 0.6 0.6 0.0
- Market Share 15.3% 16.5% 1.2 p.p.
ANDEAN Markets
-
Industry SAAR (Mil.)           1.1           0.8          (0.3)
- Market Share 29.7% 29.1% (0.6) p.p.

GMLAAM Adjusted EBT – 4Q08 vs. 4Q07
Key Drivers
2007 Earnings Before Tax $  0.4
Volume/Mix (0.3)
Price 0.2
Cost Factors (0.2)
Hedging / Exchange / Other (0.3)
2008 Earnings Before Tax $  (0.2)
$ Billions – Continuing Operations Only
Q4
(0.1)  Exchange related
0.1   Commodity/FX hedging
(0.3)  Other
(0.3)   Industry decline
(0.1)   Share performance
0.1    Model/option mix

GMLAAM Adjusted EBT – CY2008 vs. CY2007
Key Drivers
2007 Earnings Before Tax $  1.3
Volume/Mix 0.1
Price 1.0
Cost Factors (0.9)
Hedging / Exchange / Other (0.2)
2008 Earnings Before Tax $  1.3
$ Billions – Continuing Operations Only
CY
0.1   Commodity/FX hedging
(0.3)  Other
(0.4)  Structural Cost
(0.5)  Contribution Cost
(0.1)   Industry decline
0.2    Model/option mix

GMAP 4Q08 Adjusted Results
($ Millions) 4Q07 4Q08
4Q08
Inc/(Dec)
vs 4Q07
Revenue $5,342 $2,608 $(2,734)
Pre-Tax Income/(Loss) 13 (883) (896)
China JVs Equity Income 90 20 (70)
Minority Interest (31) (16) 15
Earnings Before Tax/(Loss) 72 (879) (951)
Earnings Before Tax Margin 1.3% (33.7)% (35.0) p.p.
Total Asia Pacific:
- Industry SAAR (Mil.) 21.1 18.9 (2.2)
- GM Total Deliveries (000) 382 341 (41)
- Market Share 7.3% 7.2% (0.1) p.p.
China:
- Industry SAAR (Mil.) 8.6 8.4 (0.2)
- Market Share 12.5% 12.1% (0.4) p.p.
Australia:
-
Industry SAAR (Mil.) 1.1 0.9 (0.2)
- Market Share 13.0% 13.7% 0.7 p.p.
GM-DAT:
- Production (Complete Build Units) 250 162 (88)

GMAP Adjusted EBT – 4Q08 vs. 4Q07
Key Drivers
2007 Earnings Before Tax $  0.1
Volume/Mix (0.1)
Price (0.3)
Cost Factors 0.1
Hedging / Exchange / Other (0.7)
2008 Earnings Before Tax $  (0.9)
$ Billions – Continuing Operations Only
Q4
(0.5)  FX hedging
(0.2)  Exchange/Other
(0.3)  Industry decline
0.2   Model/option mix

GMAP Adjusted EBT – CY2008 vs. CY2007
Key Drivers
2007 Earnings Before Tax $  0.7
Volume/Mix (0.2)
Price (0.4)
Cost Factors (0.3)
Hedging / Exchange / Other (0.5)
2008 Earnings Before Tax $  (0.7)
$ Billions – Continuing Operations Only
CY
(1.0)  FX hedging
0.5   Exchange/Other
(0.1)   Industry decline
(0.1)   Model/option mix

GMAC Highlights
Fourth Quarter
• GMAC reported $7.5B net income due primarily to bond exchange
• Excluding the gain on bond exchange of $11.4B, Q4 2008 net loss was
$(4.0)B driven primarily by losses in North America automotive finance and ongoing losses at ResCap
– Global Auto Finance reflected a loss of $(1.3)B, due to weak credit conditions and falling used vehicle prices
– ResCap net loss of $(1.7)B driven by asset impairments from falling asset values and persistent economic headwinds in the real estate market
• Adjusted EBT as realized by GM was loss of $(1.9)B, excluding GM portion of bond exchange gain
Calendar Year
• GMAC reported $1.9B net income, including bond exchange
• Adjusted EBT as realized by GM was loss of $(4.7)B
• GMAC ended 2008 with liquidity of $15.2B

Note: Presented as disclosed in GMAC preliminary earnings release on February 3. For full description regarding GMAC and ResCap, please refer to GMAC’s February 3 earnings release and corresponding press release, available on GMAC’s investor relations website

GMAC 4Q08 Business Line Results

Note: Presented as disclosed in GMAC preliminary earnings release on February 3. For full description regarding GMAC and ResCap, please refer to GMAC’s February 3 earnings release and corresponding press release, available on GMAC’s investor relations website
($ Millions) 4Q07 4Q08
4Q08
Inc/(Dec)
vs 4Q07
Global Automotive Finance 137 $        (1,313) $    (1,450) $
Insurance 68             95             27
Other (excl. Bond Exchange)* (50)            (1,005)       (955)
Gain on Bond Exchange & Debt Retirement 562           11,420      10,858
  Sub-Total Net Income/(Loss) 717 $        9,197 $     8,480 $
ResCap (excl. Debt Retirement)** (1,441)       (1,735)       (294)
  Total Net Income/(Loss) (724) $       7,462 $     8,186 $
** ResCap total GAAP net income was $981 million, including $754 million debt retirement gains.
* Other segment includes Commercial Finance, equity investments and other corporate activities. Other had total
GAAP net income of $9.66 billion, including $10.66 billion of bond exchange gain.

GMAC Update – Ownership & Trust Structure
• GM plans to reduce its ownership interest in GMAC to below 10%
• Equity purchased with proceeds of $884 million U.S. Department of the
Treasury (UST) loan will be placed in a trust (UST to appoint trustee)
– UST has the right to convert the loan into the underlying shares of GMAC
• Remaining interest over 9.9% will be placed in separate trust
– GM to appoint trustee (independent and approved by Federal Reserve)
• Trusts have 3 years to dispose of GMAC equity
– GM is the beneficiary of both trusts
• GM will also retain its preferred interest in GMAC
– Total direct ownership of common and preferred will be less than 10%

Est. Pro Forma GMAC Common Ownership
(After Exchange, Additional Equity and TARP)
Common Interest Ownership
Total GM and Trusts 59.9%
Other 40.1%
Total 100.0%
GM ~ 7.4%
GM Trust ~ 17.1%
UST Trust 35.4%
Total GM and Trusts 59.9%

Delphi Update
• Q4 adjustment of $0.7B to Delphi reserve
– Primarily related to revaluation of pension obligations
– Total of $12.3B in net Delphi-related charges taken to date
• In December 2008, Delphi obtained an accommodation on its DIP financing through June 30, 2009
– In conjunction with the accommodation, GM agreed to:
1. Extend $300M advance agreement through June 30, 2009
2. Pull forward temporary acceleration of payment terms of $100M to occur in each of March, April and May (originally to occur upon emergence)
– In January 2009, GM agreed to further pull ahead $50M of payment terms acceleration from May to January
– To date, Delphi has drawn $190M on the advance agreement
• GM continues to work with Delphi and its stakeholders to facilitate
Delphi’s emergence from bankruptcy

• Liquidity position of $14.0B at December 31, 2008
– Represents decrease of $2.2B from prior quarter driven primarily by negative
OCF offset by U.S. TARP funding
– Represents $13.3B decrease from year-end 2007
• Net liquidity of $(31.3)B, a decrease of $4.2B from prior quarter and $19.2B from year-end 2007
– Debt balance in Q4 2008 at $45.3B, including U.S. TARP funding
Liquidity Summary

27.3
23.9
21.0
16.2
14.0
(12.1)
(16.2)
(19.5)
(27.1)
(31.3)
(35)
(25)
(15)
(5)
5
15
25
35
Q4'07 Q1'08 Q2'08 Q3'08 Q4'08
$ Billions
Gross Cash (1)
Net Liquidity
1
Including readily available VEBA assets

Automotive Cash Flow Summary

Refer to Supplemental Charts for reconciliation to GAAP figures
* Includes $39.1 billion Q3 2007 tax asset write-off
** Earnings before Tax from Continuing Operations on a GAAP basis
($ Billions) 4Q 2007 4Q 2008 F/(U) CY 2007 CY 2008 F/(U)
GAAP Net Income (0.7)         (9.6)         (8.9)         (38.7)       (30.9)       7.8
Adjustment to Exclude Financing/Insurance Operations & Taxes * (2.2)         2.1          4.3          33.2        8.8          (24.4)
Earnings Before Tax (Automotive & Corp/Other) ** (2.9)         (7.5)         (4.6)         (5.5)         (22.1)       (16.6)
Depreciation & Amortization (incl. Goodwill Impairment) 2.2          3.9          1.7          8.3          9.9          1.6
Capital Expenditures (2.6)         (2.0)         0.6          (7.5)         (7.5)         -
Change in Receivables, Payables & Inventory 0.4          0.6          0.2          (0.5)         (3.5)         (3.0)
OPEB Expense (Net of Payments) (0.3)         (1.1)         (0.8)         (1.4)         (5.9)         (4.5)
Pension  Expense (Net of Payments) -          0.8          0.8          0.9          3.8          2.9
DC VEBA -          -          -          (1.0)         -          1.0
Accrued Expenses & Other 1.9          0.1          (1.8)         4.3          6.1          1.8
Adjusted Operating Cash Flow (1.3)         (5.2)         (3.9)         (2.4)         (19.2)       (16.8)
Asset Sales (including Allison) -          0.3          0.3          5.7          0.5          (5.2)
Cash Restructuring Costs (0.4)         (0.2)         0.2          (1.4)         (1.2)         0.2
Delphi - Cash Restructuring Costs -          (0.2)         (0.2)         (0.3)         (1.4)         (1.1)
Special Cash Charges (0.4)         (0.1)         0.3          4.0          (2.1)         (6.1)
Adjusted Operating Cash Flow after Special Cash Charges (1.7)         (5.3)         (3.6)         1.6          (21.3)       (22.9)
Non-Operating Related
-          -
VEBA Withdrawals 2.7          0.8          (1.9)         2.7          1.4          (1.3)
Dividends (0.1)         -          0.1          (0.6)         (0.3)         0.3
Change in Debt (0.9)         3.0          3.9          (0.6)         8.0          8.6
GMAC Related -          (0.1)         (0.1)         (1.1)         (0.5)         0.6
GMAC Asset Carve Out Flows 0.2          0.3          0.1          0.9          1.4          0.5
Change in ST VEBA (2.9)         (0.3)         2.6          (1.9)         (0.6)         1.3
FX Impact on Non-USD Cash Balances -          (0.5)         (0.5)         0.3          (0.8)         (1.1)
Other 0.1          (0.1)         (0.2)         (0.4)         (0.7)         (0.3)
Total Non-Operating Related (0.9)         3.1          4.0          (0.7)         7.9          8.6
Net Change in Cash and Cash-related (2.6)         (2.2)         0.4          0.9          (13.4)       (14.3)

Key Cash Flow Variance Drivers
• Change in Pension and OPEB mainly driven by UAW VEBA curtailment

$ Billions
4Q07 4Q08 F/(U) CY 2007 CY 2008 F/(U)
UAW VEBA Curtailment - - - - (4.9) (4.9)
Salaried Post-65 OPEB Settlement - - - - 1.7 1.7
IUE-CWA Curtailment - (0.3) - (0.3) (0.3)
All Other - 0.0 0.0 (0.0) (0.0) 0.0
Subtotal - OPEB Special Charges - (0.3) (0.3) (0.0) (3.5) (3.4)
OPEB FAS 106 Expense 0.6 0.2 (0.4) 2.4 1.4 (1.0)
OPEB Payments (0.9) (1.0) (0.1) (3.8) (3.8) (0.1)
TOTAL OPEB expense (net of payments) (0.3) (1.1) (0.8) (1.4) (5.9) (4.5)
Restructuring, and U.S. Hourly SAP & Related - - - - 3.5 3.5
U.S. Salaried Window - 0.3 0.3 - 0.3 0.3
All Other - 0.2 0.2 0.2 0.3 0.1
Subtotal - Pension Special Charges - 0.4 0.4 0.2 4.1 3.9
Pension Payments (0.2) (0.3) (0.0) (0.9) (1.1) (0.1)
Pension FAS 87 Expense 0.3 0.7 0.4 1.6 0.8 (0.8)
TOTAL Pension expense  (net of payments) 0.0 0.8 0.8 0.9 3.8 2.9
(0.3)

U.S. Pensions

Actuals
($ Billions)
2007 2008
U.S. Pension Expense / (Income) 1.1 3.2
Related Interest Expense 1.1 0.9
Total Expense / (Income) 2.2 4.0
FAS 87 Pension Expense / (Income) 0.5 (0.6)
YE Funded Status
1
20.0 (12.4)
Hourly 11.8 (10.9)
Salaried 8.2 (1.5)
YE Discount Rate 6.4% 6.3%
Asset Returns
10.7% (11.0)%
Contributions
1
0.0 0.0
1
Reflects U.S. Hourly and Salaried Qualified Pension Plans only

U.S. Pension Funded Status – CY2008 vs. CY2007

Note:  Funded status excludes U.S. Non-Qualified plan PBO of $1.2 billion
20.0
(5.9)
(11.3)
(2.2)
(1.2)
(7.5)
(4.3)
(12.4)
-15
-10
-5
0
5
10
15
20
25
12/31/07
Funded
Status
Service &
Interest Cost
Asset
Returns
Actuarial
Assumptions
Discount
Rate
Hourly Plan
Specific
Salaried Plan
Specific
12/31/08
Funded
Status
$ Billions
Funded
Status
124%
Funded
Status
87%
Est. ROA = (11.0)%
(2.3) UAW Special Attrition Program
(2.7) VEBA Settlement Pension Increase
(2.3) Delphi Hourly Pension
(0.2) IUE Contract
(3.7) Post-65 Benefit Increase
(0.6) Window Retirement
Program

U.S. Healthcare Spending & OPEB Expense

Actuals
($ Billions)
2007 2008
U.S. OPEB Expense 2.1        (2.4)
OPEB Liability 59.7      40.0
VEBA Assets 16.3      10.0
Net Liability 43.4      30.0
U.S. Health Care Cash Payments
Active 1.3        1.1
Retired 3.3        3.3
Total Cash 4.6        4.4
Mitigation VEBA Contributions 1.0        -
Assumptions
2007 2008
Year-end Discount Rate 6.4% 6.4%
OPEB Health Care Trend Rate* 9.0% 8.3%
* OPEB trend rate in initial year, ultimate trend rate assumed to be 5.0% in six years

GMNA Contribution Margin – CY2009 vs. CY2008
(4.0)   Industry decline
(1.3)   Inventory related
(0.3)   Segment mix / other
0.6   Brand/Option Mix
(0.2)   Fleet mix/other
0.4  Commodities
0.2  Freight
Key Drivers
1.7   U.S.
(largely in market)
0.3   Canada
(largely in market)
0.5   All Other
2008 Aggregate CM $  21.1
Volume (5.6)
Mix 0.4
Price 2.5
Absence of 2008 Lease Residual 1.8
Material & Freight 0.6
2009 Aggregate CM $  20.8
$ Billions – Increase / (Decrease)
CY

GMNA Structural Cost – CY2009 vs. CY2008
JOBs Suspension
SAP Programs
Capacity Actions
Tier II Wage Structure
UAW Tentative Agreement
Impact of portfolio actions &
salaried headcount initiative
Higher Delphi Cost
Lower Scrap Revenue
Absence of favorable
intercompany eliminations &
inventory adjustments
Key Drivers
Reduction primarily due to
lower industry volume
2008 Structural Cost $  30.8
Tools/Manufacturing (4.2)
Engineering (0.6)
Marketing (0.8)
Retiree Pension/OPEB 0.4
Other 0.7
2009 Structural Cost $  26.3
$ Billions – Increase / (Decrease)
CY
Primarily impact of
unfavorable asset returns
partially offset by labor
initiatives

Summary
• Results marked by dramatic deterioration in economic and market conditions, falling consumer confidence and declining auto markets in the U.S. and around the world
• Expect 2009 to remain challenging
• Moving aggressively to align cost structure with dramatically lower industry demand
• Continuing to develop and launch exciting new vehicles and innovative technologies, and position the company for future growth

Supplemental Charts
The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-
based data (per GM’s financial statements) and/or provide
clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Income / EPS Q4 2008
$ Millions, except for EPS
QTD December 31, 2008 GMNA GME GMLAAM GMAP
Auto
Elims Total Auto GMAC
Corp.
Other
Other
Financing Total
Total Net Sales & Revenue 19,280     6,418     4,707        2,608   (2,401)   30,612        -        -           166            30,778
Income (loss) before tax (3,523)      (1,890)    (181)          (917)     103       (6,408)        (1,406)   (1,084)      39              (8,859)
Tax (expense) benefit -           -         -            -       -        -             -        (700)         (37)             (737)
Net Income (loss) (3,523)      (1,890)    (181)          (917)     103       (6,408)        (1,406)   (1,784)      2                (9,596)
EPS - Basic and Diluted ($15.71)
Pre-tax adjustments:
Impairments 531          497        27             38        -        1,093          -        -           -             1,093
Delphi Related -           -         -             660          660
Goodwill Impairment 134          440        -            -       -        574             -        -           -             574
Restructuring  757          33          -            -       -        790             -        110          -             900
GMAC Related -           -         -            -       -        -             (533)      -           -             (533)
Deferred Tax Asset Valuation Allowance -           (36)         -            -       -        (36)             -        -           (13)             (49)
1,422       934        27             38        -        2,421          (533)      770          (13)             2,645
Tax adjustments:
Deferred Tax Asset Valuation Allowance -           -         -            -       -        -             -        1,037       19              1,056
Total Adjustments 1,422       934        27             38        -        2,421          (533)      1,807       6                3,701
Total Adjust. - Net Revenue -           -         -            -       -        -             -        -           -             -
Adjusted Net Revenue 19,280     6,418     4,707        2,608   (2,401)   30,612        -        -           166            30,778
Income (loss) before tax (2,101)      (956)       (154)          (879)     103       (3,987)        (1,939)   (314)         26              (6,214)
Tax expense -           -         -            -       -        -             -        337          (18)             319
Adjusted Net Income (loss) (2,101)      (956)       (154)          (879)     103       (3,987)        (1,939)   23            8                (5,895)
Adjusted EPS - Basic and Diluted ($9.65)

Reconciliation to Adjusted Net Income / EPS Q4 2007

$ Millions, except for EPS
QTD December 31, 2007 GMNA GME GMLAAM GMAP
Auto
Elims Total Auto
GMAC
Corp.
Other
Other
Financing
Total
Total Net Sales & Revenue 28,121 10,710 6,040 5,342 (3,695) 46,518 - - 286 46,804
Income (loss) before tax (1,252) (445) 424 72 (24) (1,225) (394) (1,641) 90 (3,170)
Tax (expense)/benefit - - - - - - - 1,553 90 1,643
Net income (loss) from Cont. Ops. (1,252) (445) 424 72 (24) (1,225) (394) (88) 180 (1,527)
Net income for Disc. Ops. - - - - - - - - - -
Gain on Sale of Disc Ops. 805 - - - - 805 - - - 805
Net Income (loss) (447) (445) 424 72 (24) (420) (394) (88) 180 (722)
EPS - Basic and Diluted ($1.28)
Delphi - - - - - - - 1,174 - 1,174
Restructuring/Special attrition program 60 230 - - - 290 - - - 290
Product impairments 169 - - - - 169 - - - 169
Plant closures (37) - - - - (37) - (6) - (43)
192 230 - - - 422 - 1,168 - 1,590
Tax adjustments:
Deferred tax asset valuation allowance - - (17) - (17)
Allison gain on sale (805) - - - - (805) - - - (805)
Total Adjustments (613) 230 - - - (383) - 1,151 - 768
Total Adjust. - Net Revenue - - - - - - - - - -
Adjusted Net Revenue 28,121 10,710 6,040 5,342 (3,695) 46,518 - - 286 46,804
Income (loss) before tax (1,060) (215) 424 72 (24) (803) (394) (473) 90 (1,580)
Tax (expense)/benefit - - - - - - - 1,536 90 1,626
Net income (loss) from Cont. Ops. (1,060) (215) 424 72 (24) (803) (394) 1,063 180 46
Net income from Disc. Ops. - - - - - - - - - -
Adjusted Net Income (loss) (1,060) (215) 424 72 (24) (803) (394) 1,063 180 46
Adjusted EPS - Basic and Diluted
$0.08
Pre-tax adjustments:

Reconciliation to Adjusted Net Income / EPS CY 2008

$ Millions, except for EPS
GMNA GME GMLAAM GMAP
Auto
Elims Total Auto
GMAC
Corp.
Other
Other
Financing Total
YTD December 31, 2008
Total Net Sales & Revenue 86,187 34,388 20,260 17,828 (10,931) 147,732 - - 1,247 148,979
Income (loss) before tax (14,076) (2,798) 1,295 (800) 34 (16,345) (7,161) (5,742) 154 (29,094)
Tax (expense)/benefit - - - - - - - (2,458) 692 (1,766)
Net income (loss) from Cont. Ops. (14,076) (2,798) 1,295 (800) 34 (16,345) (7,161) (8,200) 846 (30,860)
Net income from Disc. Ops. - - - - - - - - - -
Gain on sale of Disc. Op. - - - - - - - - - -
Net Income (loss) (14,076) (2,798) 1,295 (800) 34 (16,345) (7,161) (8,200) 846 (30,860)
EPS - Basic and Diluted ($53.32)
Pre-tax adjustments:
Restructuring & 2008 SAP 5,945 264 - 98 - 6,307 - 110 - 6,417
UAW VEBA Curtailment Gain (3,684) - - - - (3,684) - (1,217) - (4,901)
Delphi Related - - - - - - - 4,796 - 4,796
GMAC Related - - - - - - 2,504 - - 2,504
Salaried Post-65 Healthcare Settlement 1,172 - - - - 1,172 - 532 - 1,704
Product Specific Impairments 531 497 27 38 - 1,093 - - - 1,093
Goodwill Impairment 134 440 - - - 574 - - - 574
DTA valuation allow. & assoc. items - (36) - - - (36) - - (13) (49)
All Other 536 - - - - 536 - (50) - 486
4,634 1,165 27 136 - 5,962 2,504 4,171 (13) 12,624
Tax adjustments:
DTA valuation allow. & assoc. items - - - - - - - 1,431 19 1,450
Total Continuing Operations 4,634 1,165 27 136 - 5,962 2,504 5,602 6 14,074
Gain on sale of Allison - - - - - - - - - -
Total Adjustments 4,634 1,165 27 136 - 5,962 2,504 5,602 6 14,074
Total Adjust. - Net Revenue - - - - - - - - - -
Adjusted Net Revenue 86,187 34,388 20,260 17,828 (10,931) 147,732 - - 1,247 148,979
Income (loss) before tax (9,442) (1,633) 1,322 (664) 34 (10,383) (4,657) (1,571) 141 (16,470)
Tax benefit - - - - - - - (1,027) 711 (316)
Net income (loss) from Cont. Ops. (9,442) (1,633) 1,322 (664) 34 (10,383) (4,657) (2,598) 852 (16,786)
Net income from Disc. Ops. - - - - - - - - - -
Adjusted Net Income (loss) (9,442) (1,633) 1,322 (664) 34 (10,383) (4,657) (2,598) 852 (16,786)
Adjusted EPS - Basic and Diluted ($29.00)

Reconciliation to Adjusted Net Income / EPS CY 2007

$ Millions, except for EPS
GMNA GME GMLAAM GMAP
Auto
Elims
Total Auto GMAC
Corp.
Other
Other
Financing Total
YTD December 31, 2007
Total Net Sales & Revenue 112,448 37,478 18,894 20,317 (11,543) 177,594 - - 2,390 179,984
Income (loss) before tax (3,314) (524) 1,348 681 (59) (1,868) (1,147) (3,605) 485 (6,135)
Tax (expense)/benefit - - - - - - - (37,129) (33) (37,162)
Net income (loss) from Cont. Ops. (3,314) (524) 1,348 681 (59) (1,868) (1,147) (40,734) 452 (43,297)
Net income from Disc. Ops. 256 - - - - 256 - - - 256
Gain on sale of Disc. Op. 4,309 - - - - 4,309 - - - 4,309
Net Income (loss) 1,251 (524) 1,348 681 (59) 2,697 (1,147) (40,734) 452 (38,732)
EPS - Basic and Diluted ($68.45)
Pre-tax adjustments:
Delphi - - - - - - - 2,099 - 2,099
Other valuation allow adjust - - - - - - - - - -
Pension prior service cost 1,310 - - - - 1,310 - 251 - 1,561
Restructuring/special atttrition program 289 579 - 50 - 918 - - - 918
Product impairments 264 13 277 277
Plant closures (84) - - - - (84) - (6) - (90)
1,779 579 - 63 - 2,421 - 2,344 - 4,765
Tax adjustments:
Tax on regional special items - non DTA - - - - - - - (47) - (47)
DTA valuation allow. & assoc. items - - - - - - - 38,177 123 38,300
- - - - - - - - - -
Total Continuing Operations 1,779 579 - 63 - 2,421 - 40,474 123 43,018
Gain on sale of Allison (4,309) - - - - (4,309) - - - (4,309)
Total Adjustments (2,530) 579 - 63 - (1,888) - 40,474 123 38,709
Total Adjust. - Net Revenue - - - - - - - - - -
Adjusted Net Revenue 112,448 37,478 18,894 20,317 (11,543) 177,594 - - 2,390 179,984
Income (loss) before tax (1,535) 55 1,348 744 (59) 553 (1,147) (1,261) 485 (1,370)
Tax benefit - - - - - - - 1,001 90 1,091
Net income (loss) from Cont. Ops. (1,535) 55 1,348 744 (59) 553 (1,147) (260) 575 (279)
Net income from Disc. Ops. 256 - - - - 256 - - - 256
Adjusted Net Income (loss) (1,279) 55 1,348 744 (59) 809 (1,147) (260) 575 (23)
Adjusted EPS - Basic and Diluted
($0.04)

Reconciliation of Automotive & Corp/Other Cash Flow
Q4 and CYTD

General Motors Corporation
Automotive and Corp/Other
GAAP to Managerial Cash Flow reconciliation
$ Billions
Q4 2008 CYTD 2008 Q4 2007 CYTD 2007
Net Cash Provided By Operating Activities (GAAP) * (2.8) (13.3) 3.4 5.4
Reclassifications to/ (from) U.S. GAAP
- Expenditures for PPE & Special Tools
(2.0) (7.5) (2.6) (7.5)
- VEBA Withdrawls (0.8) (1.4) (2.7) (2.7)
- Cash Restructuring Costs 0.2 1.2 0.4 1.4
- Delphi - Cash Restructuring Costs 0.2 1.4 - 0.3
- Other - 0.4 0.2 0.7
Total Reconciling Items  (2.4) (5.9) (4.7) (7.8)
Adjusted Operating Cash Flow before Special Items (5.2) (19.2) (1.3) (2.4)
* Operating Cash Flow from Continuing Operations

Reconciliation to Pension Expense
(CY2007, CY2008)

$ Millions
2007 Total
FAS 87 Expense 507
FAS 88 Expense 5
Other
Delphi Benefit Increases 552
Allison 19
Guide Prepaid (17)
Other - Data Remediation 49
Total Other 603
Total Pension Expense 1,114
$ Millions 2008 Total
FAS 87 Expense (628)
FAS 88 Expense Items:
SAP II curtailment loss and special term benefit 3,241
Moraine plant closing special term benefit 8
Delphi SAP special term benefit 5
Salaried Window special term benefit 299
Total FAS 88 Expense 3,553
Other - Data Remediation 269
Total Pension Expense 3,194